EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 28, 2003



   RIG NAME           WD        DESIGN                LOCATION           STATUS*             OPERATOR
------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class               GOM              Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class               GOM           Contracted           Kerr McGee
------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey               GOM              Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey               GOM           Contracted          Amerada Hess
------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class               GOM              Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2               GOM           Contracted               BP
                             Modified
------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                 GOM           Contracted           Kerr McGee
------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                 GOM           Contracted        Walter Oil & Gas
------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                 GOM           Contracted              LLOG
------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever              GOM           Contracted          Stone Energy
------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever              GOM           Contracted         Chevron/Texaco
------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg             GOM           Contracted            ADTI/Tana
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg             GOM           Contracted          Stone Energy
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg             GOM           Contracted          Entre/Howard
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg             GOM           Contracted           BP America
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent                 GOM           Contracted          Taylor Energy
                             Leg Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg             GOM           Contracted             El Paso
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg             GOM           Contracted             Murphy
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot        GOM      Shipyard for cantilever      DODI
                                                                        upgrade
------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg             GOM           Contracted             Denbury
                             Cantilever
------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000           GOM           Contracted              PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                    GOM           Contracted              PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced           GOM           Contracted              PEMEX
                             Pacesetter
------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                 GOM           Contracted              PEMEX
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted           Forest Oil
------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                 North Sea           Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco      North Sea        Contracted              Shell
                             711 Series
------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                 North Sea        Contracted            Talisman

------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000               North Sea           Idle                 DODI
------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class            Australia        Contracted              Inpex
------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                   Australia        Contracted             Santos
------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                    Vietnam         Contracted             P.V.E&P
------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class            Indonesia        Contracted             Unocal
------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class            Singapore        Contracted             Murphy
------------------------------------------------------------------------------------------------------------

BRAZIL
------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------


                                       2

INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted            Petrobras
------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia           Idle                 DODI
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg          Indonesia           Idle                 DODI
                             Cantileve
------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                 S. Africa       Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                    GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class               GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class               GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                      GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------

ASSETS REMOVED FROM SERVICE & HELD FOR SALE** (2)
------------------------------------------------------------------------------------------------------------
Ocean Century        800'    Korkut                      GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'  Victory Class               GOM          Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------


                             ** TABLE CONTINUED **

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 28, 2003




   RIG NAME                  CURRENT TERM        DAYRATE (000S)  START DATE
----------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------
Ocean Quest                        -                  -               -
----------------------------------------------------------------------------------
Ocean Star             first of two wells plus     mid 70's    late Oct. 2003
                               option
----------------------------------------------------------------------------------
Ocean America                      -                  -               -
----------------------------------------------------------------------------------
Ocean Valiant            one well plus option      mid 50's    late Sept. 2003
----------------------------------------------------------------------------------
Ocean Victory                      -                  -               -
----------------------------------------------------------------------------------
Ocean Confidence            five-year term          170's      early Jan. 2001
----------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------
Ocean Concord             one well extension       mid 40's     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Lexington        second of two wells plus    low 40's    late Aug. 2003
                               option
----------------------------------------------------------------------------------
Ocean Saratoga           one well plus option      low 40's    late Sept. 2003
----------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------
Ocean Crusader           one well plus option      mid 20's     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Drake             90 day term plus option    mid 20's     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Columbia                 one well            mid 20's     mid Aug. 2003
----------------------------------------------------------------------------------
Ocean Spartan                  one well            mid 20's    late July 2003
----------------------------------------------------------------------------------
Ocean Spur               third of three wells     upper 20's   late Aug. 2003
----------------------------------------------------------------------------------
Ocean King                  multiple wells         low 30's   early April 2003
----------------------------------------------------------------------------------
Ocean Nugget             first of three wells      mid 20's    mid Sept. 2003
----------------------------------------------------------------------------------
Ocean Summit           third of three wells plus  upper 20's   late Aug. 2003
                               option
----------------------------------------------------------------------------------
Ocean Warwick            one well plus option     upper 20's   late Sept. 2003
----------------------------------------------------------------------------------
Ocean Titan                        -                  -               -
----------------------------------------------------------------------------------
Ocean Tower            second of four wells plus   mid 30's    late Aug. 2003
                               option
----------------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------
Ocean Ambassador          four year term work      mid 50's    late July 2003
----------------------------------------------------------------------------------
Ocean Whittington         four year term work      low 60's    late July 2003
----------------------------------------------------------------------------------
Ocean Worker              four year term work     upper 60's    mid Aug. 2003
----------------------------------------------------------------------------------
Ocean Yorktown            four year term work      mid 40's    late Oct. 2003
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------
Ocean Patriot            100 days plus option      mid 50's    mid Sept. 2003
----------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------
Ocean Nomad                        -                  -               -
----------------------------------------------------------------------------------
Ocean Guardian         one year plus one year      low 50's   early April 2003
                              option
----------------------------------------------------------------------------------
Ocean Princess                second well          low 40's     late May 2003
----------------------------------------------------------------------------------
Ocean Vanguard                     _                  _               _
----------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------
Ocean Bounty           second of three wells plus  low 70's    mid June 2003
                            option for two
----------------------------------------------------------------------------------
Ocean Epoch              one well plus option      low 60's   mid September 2003
----------------------------------------------------------------------------------
Ocean General                   standby           mid teens     mid Oct. 2003
----------------------------------------------------------------------------------
Ocean Baroness           400 days plus option       110's      late March 2003
----------------------------------------------------------------------------------
Ocean Rover             Three wells plus option     110s       mid July 2003
----------------------------------------------------------------------------------

BRAZIL
----------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus option   120's      early Nov. 1998
----------------------------------------------------------------------------------
Ocean Winner              one year extension       low 60's    early Nov. 2002
----------------------------------------------------------------------------------
Ocean Alliance            four-year contract        110's     early Sept. 2000
----------------------------------------------------------------------------------

                                       2

INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------
Ocean Clipper             one-year extension        100's       mid Feb. 2003
----------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------
Ocean Sovereign                    -                  -               -
----------------------------------------------------------------------------------
Ocean Heritage                     -                  -               -
----------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------
Ocean Liberator                    -                  -               -
----------------------------------------------------------------------------------
Ocean Champion                     -                  -               -
----------------------------------------------------------------------------------
Ocean Endeavor                     -                  -               -
----------------------------------------------------------------------------------
Ocean Voyager                      -                  -               -
----------------------------------------------------------------------------------
Ocean New Era                      -                  -               -
----------------------------------------------------------------------------------


ASSETS REMOVED FROM SERVICE & HELD FOR SALE** (2)
----------------------------------------------------------------------------------
Ocean Century                      -                  -               -
----------------------------------------------------------------------------------
Ocean Prospector                   -                  -               -
----------------------------------------------------------------------------------


                             ** TABLE CONTINUED **

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF OCTOBER 28, 2003



   RIG NAME                EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------
Ocean Quest                      -          One well plus option with Amerada Hess
                                            in low 40's beginning late Oct. and ending
                                            mid Nov. 2003; available, actively marketing.
------------------------------------------------------------------------------------
Ocean Star                 late Dec. 2003   available, actively marketing.
------------------------------------------------------------------------------------
Ocean America                    -          available, actively marketing.
------------------------------------------------------------------------------------
Ocean Valiant              late Dec. 2003   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Victory                    -          available; actively marketing.
------------------------------------------------------------------------------------
Ocean Confidence          early Jan. 2006   available; actively marketing.
------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------
Ocean Concord              early Nov. 2003   available, actively marketing.
------------------------------------------------------------------------------------
Ocean Lexington            late Nov. 2003   Two wells plus option with Walter in high
                                            30's beginning late Nov. 2003 and ending
                                            mid Jan. 2004; available, actively marketing.
------------------------------------------------------------------------------------
Ocean Saratoga            early Nov. 2003   One well plus option with LLOG in low 40's
                                            beginning early Nov. and ending early Dec.
                                            2003; available, actively marketing.
------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------
Ocean Crusader             mid Nov. 2003    available, actively marketing.
------------------------------------------------------------------------------------
Ocean Drake               early Jan. 2004   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Columbia             mid Nov. 2003    One well with ADTI/Seneca in upper 20's
                                            beginning mid Nov. and ending late Nov.
                                            2003; available, actively marketing.
------------------------------------------------------------------------------------
Ocean Spartan              mid Nov. 2003    available; actively marketing.
------------------------------------------------------------------------------------
Ocean Spur                 late Oct. 2003   available; actively marketing.
------------------------------------------------------------------------------------
Ocean King                 late Nov. 2003   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Nugget               late Nov. 2003   Two wells in mid 20's and third well in
                                            low 30's; followed by six month extension
                                            + option in low 30's ending late May 2004;
                                            available, actively marketing.
------------------------------------------------------------------------------------
Ocean Summit              early Nov. 2003   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Warwick             late Dec. 2003   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Titan                      -          Cantilever upgrade ending mid Dec. 2003;
                                            available, actively marketing.
------------------------------------------------------------------------------------
Ocean Tower                late Dec. 2003   available; actively marketing.
------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------
Ocean Ambassador           mid Dec. 2007     available.
------------------------------------------------------------------------------------
Ocean Whittington          early Oct. 2006   available.
------------------------------------------------------------------------------------
Ocean Worker               late July 2007    available.
------------------------------------------------------------------------------------
Ocean Yorktown             mid July 2007     available.
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------
Ocean Patriot              late Dec. 2003    available; actively marketing.
------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------
Ocean Nomad                      -          available; actively marketing.
------------------------------------------------------------------------------------
Ocean Guardian            late March 2004   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Princess            early Nov. 2003   First option declared plus option with
                                            Talisman in low 40s beginning early Nov.
                                            2003 and ending mid Jan. 2004; available,
                                            actively marketing.
------------------------------------------------------------------------------------
Ocean Vanguard                   _          available; actively marketing.
------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------
Ocean Bounty               late Feb. 2004   available; actively marketing.

------------------------------------------------------------------------------------
Ocean Epoch                mid Dec. 2003    available; actively marketing.
------------------------------------------------------------------------------------
Ocean General              early Nov. 2003  One well plus one well and five completion option wells with P.V.E&P in mid 50's
                                            beginning early Nov. 2003 and ending late
                                            Jan. 2004; available, actively marketing.
------------------------------------------------------------------------------------
Ocean Baroness             early May 2004   available; actively marketing.
------------------------------------------------------------------------------------
Ocean Rover                late Dec. 2003   available; actively marketing.
------------------------------------------------------------------------------------

BRAZIL
------------------------------------------------------------------------------------
Ocean Yatzy               early Nov. 2003   Nov. 5, 2003 end of primary term; end of
                                            well expected late Dec. 2003, followed by
                                            scheduled 30 day survey. available;
                                            actively marketing.
------------------------------------------------------------------------------------
Ocean Winner               late Oct. 2004   Scheduled for survey in 4th Qtr. Estimated
                                            downtime 60 days.
------------------------------------------------------------------------------------
Ocean Alliance            early Sept. 2004  Scheduled for survey in 1st Qtr. '04
                                            Estimated downtime 60 days.
------------------------------------------------------------------------------------


                                        2

INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------
Ocean Clipper             early Jan. 2004   available; actively marketing.
------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------
Ocean Sovereign                  -          available; actively marketing.
------------------------------------------------------------------------------------
Ocean Heritage                   -          available; actively marketing.
------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------
Ocean Liberator                  -          Cold stacked Nov. '02.
------------------------------------------------------------------------------------
Ocean Champion                   -          Cold Stacked Feb. '02.
------------------------------------------------------------------------------------
Ocean Endeavor                   -          Cold stacked March '02.
------------------------------------------------------------------------------------
Ocean Voyager                    -          Cold stacked March '02.
------------------------------------------------------------------------------------
Ocean New Era                    -          Cold stacked Dec. '02.
------------------------------------------------------------------------------------

ASSETS REMOVED FROM SERVICE & HELD FOR SALE** (2)
------------------------------------------------------------------------------------
Ocean Century                    -          Cold stacked July '98.
------------------------------------------------------------------------------------
Ocean Prospector                 -          Cold stacked Oct. '98.
------------------------------------------------------------------------------------


                              ** TABLE COMPLETE **

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico



                                       3